Rule 497(e)
                                                       Registration No. 33-69760
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Delafield                                  600 Fifth Avenue, New York, NY  10020
_______FUND                                                     (212) 830-5220

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Supplement dated August 22, 2000, to the Prospectus dated April 28, 2000.

     Effective August 22, 2000, the Delafield Fund, Inc. (the "Fund") will no longer have separate classes of shares. Accordingly, all references to a particular class (i.e. Institutional, Retail or Administrative Class) are deleted. In addition, effective August 22, 2000, the minimum initial investment in the Fund is now $5,000.


     The first full paragraph on page 8 is changed to read as follows:


     "The minimum initial investment in the Fund is $5,000. The minimum initial investment requirement may be waived subject to the discretion of the Fund. There is no minimum amount for subsequent purchases. The minimum initial investment for an Individual Retirement Account is $250."


     On page 14, the section entitled "Distribution Arrangements" is deleted in its entirety.




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